EXHIBIT 32.2


                CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER
          REQUIRED BY RULE 13A-14(B) UNDER THE SECURITIES EXCHANGE ACT
                       OF 1934 AND 18 U.S.C SECTION 1350



         I, Eric Bello, Chief Financial Officer of Quipp, Inc., a Florida corporation (the "Company"), hereby certify that, based on my knowledge:


         (1) The Company's quarterly report on Form 10-Q for the period ended September 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






/s/ ERIC BELLO
---------------------------
Eric Bello
Chief Financial Officer

Date:    November 14, 2006